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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  MAY 1, 2003

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                               RENT-A-CENTER, INC.
               (Exact name of registrant as specified in charter)

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
DELAWARE                                        0-25370                          45-0491516
(State or Other Jurisdiction                   (Commission                       (IRS Employer
of Incorporation)                              File Number)                      Identification No.)

                              5700 TENNYSON PARKWAY
                                   THIRD FLOOR
                               PLANO, TEXAS 75024
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 801-1100
                             (Registrant's telephone
                          number, including area code)

                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

In a press release dated May 1, 2003, the Registrant announced that it had finalized the terms of its previously announced senior subordinated note offering. The Registrant disclosed it will issue $300 million in principal amount of senior subordinated notes due 2010 bearing interest at 7.5% per annum. The offer of the proposed senior subordinated notes will be made only by means of an offering memorandum to qualified investors and has not been registered under the Securities Act of 1933, and may not be offered or sold in the United States absent registration under the Securities Act of 1933 or an applicable exemption from the registration requirements of the Securities Act of 1933. The Registrant anticipates consummation of the offering will occur on May 6, 2003 and intends to use the proceeds from the offering to repurchase its outstanding 11% Senior Subordinated Notes due 2008 and pay down a portion of term debt under its existing senior credit facility.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                  99.1     Press release, dated May 1, 2003.




                                      -2-
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               RENT-A-CENTER, INC.




Date: May 2, 2003             By: /s/ MARK E. SPEESE
                                  ----------------------------------------------
                                  Mark E. Speese
                                  Chief Executive Officer and
                                  Chairman of the Board



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                                  EXHIBIT INDEX

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
           EXHIBIT NO.                   DESCRIPTION OF EXHIBIT
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
              99.1                 Press Release, dated May 1, 2003
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